Corbin Multi-Strategy Fund, LLC

Schedule of Investments

December 31, 2021

Strategy	Investments	Original Acquisition Date	Shares	Cost	Fair Value
Investments in Investment Funds - 101.7%[1]
	Asset-Backed Securities - 7.74%
	East Lodge Capital Credit Opportunities Fund, LP	10/1/2019	2,172	$2,360,312	$2,289,204
	East Lodge Capital Credit Opportunities Fund, Ltd.	3/1/2015	250	277,084	307,243
	Perella Weinberg Partners Asset Based Value Offshore Fund, LP2	3/1/2015	-	810,727	841,110
	Serengeti Lycaon Overseas, Ltd.	3/1/2015	1,693	1,019,429	1,532,122
	VPC Offshore Unleveraged Private Debt Fund Feeder, LP2	10/1/2016	-	69,562	133,672
				4,537,114	5,103,351
	Equity Special Situations - 7.7%
	Antara Capital Offshore Fund Ltd	11/1/2021	5,000	5,000,000	4,852,358
	Luxor Capital Partners Offshore Liquidating SPV, Ltd.	10/1/2016	32	43,604	19,797
	SGOF Liquidating Feeder, Ltd.	7/1/2020	98	87,368	202,514
				5,130,972	5,074,669
	Event Driven/Distressed - 16.97%
	Centerbridge Credit Partners Offshore, Ltd.	10/1/2016	40	22,352	30,895
	Redwood Domestic Fund, LP2	10/1/2019	-	5,500,000	7,189,289
	Redwood Offshore Fund, Ltd.	3/1/2015	16,108	1,796,135	3,566,204
	Tor Asia Credit Fund	10/1/2016	375	375,000	393,136
				7,693,487	11,179,524
	Global Macro - 10.77%
	D.E. Shaw Oculus International Fund[2]	3/1/2015	-	3,423,538	7,095,269
				3,423,538	7,095,269
	Long/Short Equity - 40.66%
	Cadian Fund LP2	9/1/2019	-	2,812,500	3,040,750
	Cadian Offshore Fund Ltd.	3/1/2015	1,093	1,371,932	2,696,733
	Pelham Long/Short Fund, LP2	10/1/2019	-	1,686,504	1,879,059
	Pelham Long/Short Fund, Ltd.	3/1/2015	2,825	468,778	827,705
	Pelham Long/Short Small Cap Fund, Ltd.	10/1/2018	13,869	2,625,000	3,228,573
	SRS Partners US, LP2	9/1/2019	-	2,424,210	3,695,982
	SRS Partners Ltd.	10/1/2020	2,665	2,665,411	3,883,356
	Steamboat Capital Partners Offshore Fund, Ltd.	4/1/2018	1,418	1,125,732	1,359,649
	Tal China Focus Fund	11/1/2019	7,076	1,722,024	3,110,749
	Tal China Focus US Fund	1/1/2021	6,394	3,000,000	3,071,870
				19,902,091	26,794,426
	Relative Value - 17.86%
	D.E. Shaw Composite International Fund[2]	3/1/2015	-	4,162,602	11,619,115
	Myriad Opportunities Offshore Fund Ltd.	1/1/2016	274	249,118	153,276
				4,411,720	11,772,391
	Total Investments in Investment Funds			45,098,922	67,019,630
	Investments in Securities 4.38%
	Collateralized Loan Obligations - 2.87%
	Anchorage Credit Funding 2019-9A, Ltd.*
	(Estimated Yield: 9.25%; Maturity Date: 10/25/2037; Par Value: $680,000)			680,000	564,151
	Diameter Credit Funding I 2019-1A, Ltd.*
	(Estimated Yield: 8.60%; Maturity Date: 7/25/2037; Par Value: $750,000)			750,000	403,875
	Strata CLO I, Ltd.*
	(Interest Rate: 7.20% (3-Month USD Libor+708 basis points); Maturity Date: 1/15/2031; Par Value: $1,000,000)			970,000	926,466
				2,400,000	1,894,492
	Equity - 1.48%
	Third Point Offshore Investors Ltd.		35,151	491,352	977,198
				491,352	977,198

	Purchased Options Contracts 0.03%		Contracts	Cost	Fair Value
	Put Options - 0.03%
	S&P 500 Index[3]
	Exercise Price: $4,300.00, Notional Amount: $2,150,000,
	Expiration Date: March 18, 2022		5	41,115	22,800
				41,115	22,800
	Total Investments in Securities			2,932,467	2,894,490

	Total Investments (Cost $48,031,389) - 106.08%				69,914,120
	Liabilities in excess of other assets - (6.08%)				(4,012,752)
	Net Assets - 100%				$65,901,368

*	Investment is income-producing.
[1]	All or portion of these securities are segregated as collateral for a Line of Credit.
[2]	Investment does not issue shares.
[3]	Exchange-traded

See accompanying notes to schedule of investments.

SWAP CONTRACTS
CREDIT DEFAULT SWAPS

Exchange	Reference Entity	Buy/Sell(1) Protection	Pay/Receive Fixed Rate	Pay/Receive Frequency	Fixed Rate	Expiration Date	Notional Value(2)	Fair Value (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Intercontinental Exchange	CDX North America High Yield Index Series 29	Buy	Pay	Quarterly	5.00%	12/20/2022	$669,900	$(23,153)	$36,575	$(59,728)
Intercontinental Exchange	CDX North America Investment Grade Index Series 29	Buy	Pay	Quarterly	1.00%	12/20/2022	$2,145,000	$(17,307)	$51,696	$(69,003)
TOTAL SWAP CONTRACTS							$2,814,900	$(40,460)	$88,271	$(128,731)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Corbin Multi-Strategy Fund, LLC

Schedule of Investments - Continued

December 31, 2021	Contracts	Premiums	Fair Value
Written Options Contracts
Call Options Contracts
S&P 500 Index[1]
Exercise Price: $5,000.00, Notional Amount: $2,500,000,
Expiration Date: March 18, 2022	(5)	$(16,134)	$(13,890)
		(16,134)	(13,890)
Put Options Contracts
S&P 500 Index[1]
Exercise Price: $4,050.00, Notional Amount: $2,025,000,
Expiration Date: March 18, 2022	(5)	(26,285)	(13,000)
		(26,285)	(13,000)
Total Written Options Contracts		$(42,419)	$(26,890)

[1]	Exchange-traded

See accompanying notes to schedule of investments.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements

December 31, 2021 (Unaudited)

Note 1 - Valuation of Investments

The Board has formed a Valuation Committee (the “Valuation Committee”) that is responsible for reviewing fair valuations of securities held by the Fund in instances as required by the valuation procedures (defined below) adopted by the Board. The Fund’s Valuation Committee will oversee the valuation of the Fund’s investments on behalf of the Fund. The Board has approved the valuation policy and procedures for the Fund (the “Valuation Procedures”). The fair value of equity securities are determined using last traded or closing prices as reported on the primary exchange where securities are traded and are generally categorized within Level 1 of the Fund’s fair value hierarchy. If no sales of such equity securities are reported on a particular day, the securities are generally valued based upon their closing bid prices. In any case where the Adviser believes that (i) the agreed upon valuation methodology is not appropriate or (ii) market quotations for a security are unavailable, unreliable, or not reflective of the security’s fair value, the investment team will recommend a fair valuation for review by the Valuation Committee. The Valuation Committee shall determine the fair value of the security by taking into account such factors deemed relevant.

The Fund values its investments in Investment Funds at fair value in accordance with procedures established in good faith by the Board using net asset value (“NAV”). The fair value of an Investment Fund ordinarily will be the NAV of that Investment Fund determined and reported by the Investment Fund in accordance with the valuation policies established by the Investment Fund and/or its Investment Manager, absent information indicating that such value does not represent the fair value of the interest. The Fund could reasonably expect to receive the NAV of its interests amount from the Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In particular, FASB Topic 820, Fair Value Measurements (“FASB ASC 820”) permits a reporting entity to measure the fair value of an investment fund that does not have a readily determinable fair value based on the NAV per share or its equivalent, of the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment. A listing of each investment by the Fund by strategy can be found in the Schedule of Investments.

Due to the nature of the investments held by the Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Investment Funds and the fair value of the Fund’s interests in the Investment Funds. Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that an Investment Fund’s reported valuation does not represent fair value. If it is determined that the Investment Fund’s reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. During the period ended December 31, 2021, no such adjustments were deemed necessary by the Adviser. In addition, the Fund may not have an Investment Fund’s reported valuation as of a particular fiscal period end. In such cases, the Fund would determine the fair value of such an Investment Fund based on any relevant information available at the time. The Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.

Note 2 – Fair Value Measurements and Disclosure

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

●

Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

●

Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

●	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

Investments in Mutual Funds and ETFs, and investments in equity securities are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third-party pricing source as of the measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s investments and other financial instruments as of December 31, 2021 is as follows:

Description	Total Fair Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Investments in Securities
Equity	$977,198	$977,918	$–	$–
Collateralized Loan Obligations	1,894,492	–	1,894,492	–
Investment Funds (1)	67,019,630	–	–	–
Purchased Options Contracts	22,800	22,800	–	–
Total Assets	$69,914,120	$999,998	$1,894,492	$–

Description	Total Fair Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities
Other Financial Instruments
Written Options Contracts	$26,890	$26,890	$–	$–
Swap Contracts	40,460	–	40,460	–
Total Liabilities	$67,350	$26,890	$40,460	$–

(1)

Investment Funds that are measured at fair value using NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy, based on the guidance in FASB ASC 820. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no Level 3 securities held during the period nor any transfers into or out of Level 3 of the fair value hierarchy.